UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 6, 2025

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2025 Annual Meeting of Shareholders was held virtually on May 6, 2025.

Our shareholders voted on five proposals at the Annual Meeting. The proposals are described in detail in our proxy statement dated March 21, 2025. As of February 28, 2025, the record date, there were 72,292,731 shares of our common stock outstanding. Shareholders representing 65,014,244, or 89.93%, of the common shares outstanding were present virtually or were represented by proxy at the Annual Meeting. The final results for the votes on each proposal are set forth below.

Proposal 1: Our shareholders elected the following directors to serve on our Board until the 2026 Annual Meeting of Shareholders by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Mark A. Buthman	61,532,802	1,245,670	82,208	2,153,564
William F. Feehery	60,733,034	2,055,576	72,070	2,153,564
Robert F. Friel	61,263,541	1,514,601	82,538	2,153,564
Eric M. Green	57,172,136	5,326,139	362,405	2,153,564
Janet B. Haugen	60,548,312	2,279,202	33,166	2,153,564
Thomas W. Hofmann	58,015,309	4,679,404	165,967	2,153,564
Molly E. Joseph	62,289,941	530,576	40,163	2,153,564
Deborah L. V. Keller	55,149,806	7,367,368	343,506	2,153,564
Myla P. Lai-Goldman	61,584,879	1,254,542	21,259	2,153,564
Stephen H. Lockhart	62,513,899	264,308	82,473	2,153,564
Douglas A. Michels	59,815,698	2,962,814	82,168	2,153,564
Paolo Pucci	61,243,782	1,534,344	82,554	2,153,564

Proposal 2: Our shareholders approved, on an advisory basis, our named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
59,222,338	3,516,476	121,866	2,153,564

Proposal 3: Our shareholders approved an amendment and restatement of our Articles of Incorporation to add a right for shareholders to call a special meeting by the following vote:

For	Against	Abstain	Broker Non-Votes
62,707,017	88,400	65,263	2,153,564

Proposal 4: Our shareholders approved the amendment and restatement of our 2016 Omnibus Incentive Compensation Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
60,862,053	1,883,395	115,232	2,153,564

Proposal 5: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year by the following vote:

For	Against	Abstain
60,537,221	4,373,036	103,987

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	5.7	Amended and Restated Articles of Incorporation of West Pharmaceutical Services, Inc., dated May 6, 2025.
	104	The cover page from the Company’s Current Report on Form 8-K, dated May 6, 2025, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial Officer

May 8, 2025

EXHIBIT INDEX

Exhibit No.	Description
5.7	Amended and Restated Articles of Incorporation of West Pharmaceutical Services, Inc., dated May 6, 2025.
104	The cover page from the Company’s Current Report on Form 8-K, dated May 6, 2025, formatted in Inline XBRL.